HAMILTON LANE INCORPORATED REPORTS FIRST QUARTER FISCAL 2023 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 16% AND ASSETS UNDER MANAGEMENT GROWING BY 18% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – August 2, 2022 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the first fiscal quarter ended June 30, 2022.

FIRST QUARTER FISCAL 2023 HIGHLIGHTS

•Assets under management – Total assets under management of $108.0 billion grew 18% year-over-year. Fee-earning assets under management increased 20% to $51.1 billion over the same period.

•Revenue – Management and advisory fees of $85.9 million for the quarter represents growth of 16% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of $1.1 billion was up 36% year-over-year.

•Earnings per share – GAAP EPS of $0.91 on $33.5 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.40 per share of Class A common stock to record holders at the close of business on September 15, 2022 that will be paid on October 6, 2022. The target full-year dividend of $1.60 represents a 14% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its first quarter fiscal 2023 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: "Despite the multitude of headwinds continuing to challenge markets, our results this quarter speak clearly to the strength of a business that offers a diversified product platform, a robust global client base and growing suite of solutions. We are proud of our results this quarter and remain optimistic and encouraged by our pipeline."

Conference Call
Hamilton Lane will discuss first quarter fiscal 2023 results in a webcast and conference call today, Tuesday, August 2, 2022, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on the Shareholders page of Hamilton Lane’s website.

To listen to the conference call and in order to ask questions, attendees may pre-register by clicking here and using the conference ID 93984. After registration, attendees will receive an email with dial-in details. Anyone experiencing trouble accessing the call in this manner may dial (888) 330-2462 or (240) 789-2716 for assistance.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading private markets investment management firm providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for 30 years, the firm currently employs more than 530 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $832.2 billion in assets under management and supervision, composed of $108.0 billion in discretionary assets and $724.2 billion in advisory assets, as of June 30, 2022. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to anticipate, identify and manage risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from HLA to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the

fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

1Hamilton Lane l Global Leader in the Private Markets Fiscal Year 2023 First Quarter Results Earnings Presentation - August 2, 2022

2Hamilton Lane l Global Leader in the Private Markets Today's Speakers Erik Hirsch Vice Chairman Atul Varma Chief Financial Officer John Oh Investor Relations Manager Brian Gildea Head of Investment Solutions

3Hamilton Lane l Global Leader in the Private Markets Period Highlights Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $108 billion and $51 billion, respectively, as of June 30, 2022, increases of 18% and 20%, respectively, compared to June 30, 2021 • Management and advisory fees increased 16% compared to the three months ended June 30, 2021 USD in millions except per share amounts Q1 FY23 vs. Q1 FY22 vs. Q4 FY22 Management and advisory fees $85.9 16% 2 % GAAP net income $33.5 19% 142 % GAAP EPS $0.91 17% 133 % Adjusted net income1 $49.6 9% 4 % Non-GAAP EPS1 $0.92 10% 3 % Fee Related Earnings1 $36.8 10% (3) % Adjusted EBITDA1 $66.6 66% 33% • Declared a quarterly dividend of $0.40 per share of Class A common stock to record holders at the close of business on September 15, 2022 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

4Hamilton Lane l Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 6/30/22 $0 $200 $400 $600 $800 $1,000 CAGR: 20% Y-o-Y Growth AUM: 18 % AUA: 9% $832B AUM & AUA Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. 1 $ 724 $ 108 $66 $581 $76 $98 $753

5Hamilton Lane l Global Leader in the Private Markets Total Fee-Earning Assets Under Management ($B) $21 $22 $25 $26 $31 $26 $32 $10 $11 $14 $16 $18 $16 $19 Customized Separate Accounts Specialized Funds Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Jun-21 Jun-22 $0 $10 $20 $30 $40 $50 $60 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 12% Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues *Numbers may not tie due to rounding Y-o-Y Drivers of Growth Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 1st infrastructure fund • Fundraising 5th direct equity fund, 6th secondary fund, 7th credit-oriented fund, 2nd impact fund, and evergreen funds .57%.56%.55% .60% .56% .55% $39 $43 $49 $31 $34 $42 $51

6Hamilton Lane l Global Leader in the Private Markets AUM & AUA Drivers Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane Typically larger clients with wide- ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $5.4B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients • $3.0B year-over-year increase in FEAUM • Closings during Q1 FY23: ◦ Direct equity fund: $190M ◦ Secondary fund: $612M • $59B year-over-year increase in AUA AUM AUA Select funds in market: • Direct equity fund • Secondary fund • Credit-oriented fund • Evergreen fund • Impact fund

7Hamilton Lane l Global Leader in the Private Markets Financial Highlights

Consolidated Revenue

Strong revenue growth across management and advisory fees

Management and Advisory Fees


YTD
Y-o-Y Growth: 16%
USD in Millions
$74
$86
Q1 FY22
Q1 FY23


Long-Term Growth
CAGR: 13%
USD in Millions
$173
$314
FY17
FY22

- Recurring management and advisory fees represented an average of 85% of total revenues over the past five fiscal years
- Y-o-Y increase of 16%
- $0.6 million in retroactive fees from our latest direct equity fund in the quarter

Incentive Fees


YTD
Y-o-Y Growth: 870%
USD in Millions
$5
$50
Q1 FY22
Q1 FY23


Long-Term Growth
CAGR: 50%
USD in Millions
$7
$54
FY17
FY22

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1,102M as of 6/30/22 diversified across 3,000+ assets and 90 funds
- Timing of realizations unpredictable

Total Revenues


YTD
Y-o-Y Growth: 72%
USD in Millions
$79
$136
Q1 FY22
Q1 FY23


Long-Term Growth
CAGR: 15%
USD in Millions
$180
$368
FY17
FY22

- Total revenues increased by 72%, driven by incentive fees

Hamilton Lane I Global Leader in the Private Markets
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9Hamilton Lane l Global Leader in the Private Markets Unrealized Carried Interest Period Ending Ve hi cl es USD in M illions Unrealized Carried Interest $311 $809 $1,102 56 83 90 Unrealized Carried Interest Vehicles in Unrealized Carry Position Jun-20 Jun-21 Jun-22 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 49% 5-8 years 28% 8-12 years 19% > 12 years 4%

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
Y-o-Y Growth: 19%
USD in Millions
$28
$33
Q1 FY22
Q1 FY23


Long-Term Growth
USD in Millions
$1[1]
$146
FY17
FY22

- $33M in net income attributable to HLI for the quarter

Adjusted EBITDA[2]


YTD
Y-o-Y Growth: 66%
USD in Millions
$40
$67
Q1 FY22
Q1 FY23


Long-Term Growth
CAGR: 17%
USD in Millions
$83
$184
FY17
FY22

- Y-o-Y increase of 66% driven by growth in both management and advisory fees and incentive fees

Fee Related Earnings[2]


YTD
Y-o-Y Growth: 10%
USD in Millions
$33
$37
Q1 FY22
Q1 FY23


Long-Term Growth
CAGR: 15%
USD in Millions
$72
$144
FY17
FY22

- Y-o-Y growth of 10%
- Long-term double digit growth in Fee Related Earnings

[1]Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

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11Hamilton Lane l Global Leader in the Private Markets Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... US D in M ill io ns Investments $137 $154 $208 $374 $514 $567 Mar-18 Mar-19 Mar-20 Mar-21 Mar-22 Jun-22 $0 $100 $200 $300 $400 $500 $600 • For 6/30/22, the total investment balance consisted of: ◦ ~$366M in equity method investments in our funds ◦ ~$201M in technology related and other investments • Modest leverage • $221M of debt as of 6/30/22 US D in M ill io ns Leverage $148 $171 $221 Jun-21 Mar-22 Jun-22 $0 $50 $100 $150 $200 $250

12Hamilton Lane l Global Leader in the Private Markets Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2021	Three Months Ended March 31, 2022	Three Months Ended June 30, 2022	YoY Change %	QoQ Change %
Management and advisory fees	$73,884	$84,575	$85,946	16 %	2 %
Incentive fees	2,364	13,916	49,524	1,995 %	256 %
Consolidated variable interest entities related:					
Incentive fees	2,747	2,409	39	(99)%	(98)%
Total revenues	**78,995**	**100,900**	**135,509**	**72 %**	**34 %**
Compensation and benefits	26,732	35,137	52,194	95 %	49 %
General, administrative and other	16,154	19,298	20,513	27 %	6 %
Consolidated variable interest entities related:					
General, administrative and other	359	198	277	(23)%	40 %
Total expenses	**43,245**	**54,633**	**72,984**	**69 %**	**34 %**
Equity in income (loss) of investees	20,049	18,632	(625)	(103)%	(103)%
Interest expense	(1,165)	(1,146)	(1,495)	28 %	30 %
Interest income	423	12	168	(60)%	1,301 %
Non-operating income (loss)	3,603	(1,031)	4,343	21 %	N/A
Consolidated variable interest entities related:					
Equity in income of investees	229	313	732	220 %	134 %
Unrealized (loss) income	(2,244)	3,418	1,966	N/A	(42)%
Total other income (expense)	**20,895**	**20,198**	**5,089**	**(76)%**	**(75)%**
Income before income taxes	**56,645**	**66,465**	**67,614**	**19 %**	**2 %**
Income tax expense	11,964	28,908	11,488	(4)%	(60)%
Net income	**44,681**	**37,557**	**56,126**	**26 %**	**49 %**
Less: Income attributable to non-controlling interests in general partnerships	213	209	308	44 %	47 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,296	19,699	20,168	5 %	2 %
Less: (Loss) income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	(2,996)	3,824	2,166	N/A	(43)%
Net income attributable to Hamilton Lane Incorporated	**$28,168**	**$13,825**	**$33,484**	**19 %**	**142 %**
Basic earnings per share of Class A common stock	$0.78	$0.39	$0.92	18 %	136 %
Diluted earnings per share of Class A Common stock	$0.78	$0.39	$0.91	17 %	133 %
Weighted-average shares of Class A common stock outstanding - basic	36,003,089	36,926,014	36,999,561		
Weighted-average shares of Class A common stock outstanding - diluted	36,128,994	37,035,108	53,706,941		

Hamilton Lane | Global Leader in the Private Markets

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Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2021	March 31, 2022	June 30, 2022	YoY Change %	QoQ Change %
Adjusted EBITDA[1]					
Management and advisory fees	$73,884	$84,575	$85,946	16 %	2 %
Total expenses	43,245	54,633	72,984	69 %	34 %
Less:					
Incentive fee related compensation[2]	(2,383)	(7,710)	(23,541)	888 %	205 %
SPAC related general, administrative and other expenses	(359)	(308)	(276)	(23)%	(10)%
Non-operating income related compensation	—	(20)	—	N/A	N/A
Management fee related expenses	40,503	46,595	49,167	21 %	6 %
Fee Related Earnings	**$33,381**	**$37,980**	**$36,779**	**10 %**	**(3)%**
Fee Related Earnings Margin	**45 %**	**45 %**	**43 %**		
Incentive fees	5,111	16,325	49,563	870 %	204 %
Incentive fees attributable to non-controlling interests	(95)	(94)	(3)	(97)%	(97)%
Incentive fee related compensation[2]	(2,383)	(7,710)	(23,541)	888 %	205 %
Non-operating income related compensation	—	(20)	—	N/A	N/A
Interest income	423	12	168	(60)%	1,301 %
Equity-based compensation	2,341	1,698	1,897	(19)%	12 %
Depreciation and amortization	1,378	1,751	1,764	28 %	1 %
Adjusted EBITDA	**$40,156**	**$49,942**	**$66,627**	**66 %**	**33 %**
Adjusted EBITDA Margin	**51 %**	**49 %**	**49 %**		
Non-GAAP earnings per share[1]					
Net income attributable to Hamilton Lane Incorporated	**$28,168**	**$13,825**	**$33,484**	**19 %**	**142 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	19,296	19,699	20,168	5 %	2 %
Income tax expense	11,964	28,908	11,488	(4)%	(60)%
Adjusted pre-tax net income	**59,428**	**62,432**	**65,140**	**10 %**	**4 %**
Adjusted income taxes[3]	(14,144)	(14,859)	(15,568)	10 %	5 %
Adjusted net income	**$45,284**	**$47,573**	**$49,572**	**9 %**	**4 %**
Adjusted shares outstanding[4]	**53,682,228**	**53,710,942**	**53,706,941**		
Non-GAAP earnings per share	**$0.84**	**$0.89**	**$0.92**	**10 %**	**3 %**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.9% and 23.8% for the three month periods ended June 30, 2022 and 2021, respectively, applied to adjusted pre-tax net income. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets
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15Hamilton Lane l Global Leader in the Private Markets Management and Advisory Fees Three Months Ended, (Dollars in thousands) June 30, 2021 March 31, 2022 June 30, 2022 YoY Change % QoQ Change % Management and advisory fees Specialized funds $33,388 $42,144 $43,649 31% 4 % Customized separate accounts 24,500 27,813 28,375 16% 2 % Advisory 6,366 6,191 6,248 (2) % 1 % Reporting and other 5,282 6,344 6,318 20% 0 % Distribution management 4,121 1,153 496 (88) % (57) % Fund reimbursement revenue 227 930 860 280% (8) % Total management and advisory fees $73,884 $84,575 $85,946 16% 2 % Reporting and other: 9% Customized separate accounts: 33% Specialized funds: 51% Advisory: 7% Three Months Ended June 30, 2022

Incentive Fees

(Dollars in thousands)	Three Months Ended June 30, 2021	March 31, 2022	June 30, 2022	YoY Change %	QoQ Change %
Incentive fees					
Direct equity funds	$2,747	$2,410	$24,851	805 %	931 %
Secondary funds	30	—	11,959	40,122 %	N/A
Direct credit funds	4	18	2,125	49,666 %	11,706 %
Evergreen funds	155	827	955	515 %	16 %
Other specialized funds	1,470	5,583	2,358	60 %	(58)%
Customized separate accounts	705	7,487	7,315	937 %	(2)%
Incentive fees	**$5,111**	**$16,325**	**$49,563**	**870 %**	**204 %**

	As of June 30, 2021	March 31, 2022	June 30, 2022	YoY Change %	QoQ Change %
Allocated carried interest					
Secondary Fund II	$917	$470	$367	(60)%	(22)%
Secondary Fund III	33,344	33,514	33,568	1 %	0 %
Secondary Fund IV	112,965	156,123	144,479	28 %	(7)%
Secondary Fund V	45,692	151,362	154,187	237 %	2 %
Co-investment Fund II	20,377	16,754	19,865	(3)%	19 %
Co-investment Fund III	107,876	114,057	85,416	(21)%	(25)%
Co-investment Fund IV	73,402	149,615	134,730	84 %	(10)%
Equity Opportunities Fund V	—	4,658	7,040	N/A	51 %
Evergreen funds	16,884	52,277	52,256	209 %	0 %
Other specialized funds	131,517	146,437	133,302	1 %	(9)%
Customized separate accounts	265,782	365,798	337,004	27 %	(8)%
Total allocated carried interest	**$808,756**	**$1,191,065**	**$1,102,214**	**36 %**	**(7)%**

Hamilton Lane I Global Leader in the Private Markets

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Assets Under Management

(Dollars in millions)	June 30, 2021	March 31, 2022	June 30, 2022	YoY Change %	QoQ Change %
Assets under management / advisement					
Assets under management	$91,668	$106,382	$108,034	18 %	2 %
Assets under advisement	665,024	794,732	724,160	9 %	(9)%
Total assets under management /advisement	**$756,692**	**$901,114**	**$832,194**	**10 %**	**(8)%**
Fee-earning assets under management					
Customized separate accounts					
Balance, beginning of period	$25,664	$28,364	$30,938	21 %	9 %
Contributions	1,573	3,995	1,902	21 %	(52)%
Distributions	(1,007)	(1,441)	(1,142)	13 %	(21)%
Foreign exchange, market value and other	147	20	51	(65)%	155 %
Balance, end of period	**$26,377**	**$30,938**	**$31,749**	**20 %**	**3 %**
Specialized funds					
Balance, beginning of period	$16,341	$17,705	$18,193	11 %	3 %
Contributions	936	1,452	1,435	53 %	(1)%
Distributions	(941)	(989)	(179)	(81)%	(82)%
Foreign exchange, market value and other	48	25	(77)	(260)%	(408)%
Balance, end of period	**$16,384**	**$18,193**	**$19,372**	**18 %**	**6 %**
Total					
Balance, beginning of period	$42,005	$46,069	$49,131	17 %	7 %
Contributions	2,509	5,447	3,337	33 %	(39)%
Distributions	(1,948)	(2,430)	(1,321)	(32)%	(46)%
Foreign exchange, market value and other	195	45	(26)	(113)%	(158)%
Balance, end of period	**$42,761**	**$49,131**	**$51,121**	**20 %**	**4 %**

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18Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2022 June 30, 2022 Assets Cash and cash equivalents $72,138 $83,052 Restricted cash 4,023 3,996 Fees receivable 51,869 44,982 Prepaid expenses 6,858 6,575 Due from related parties 1,872 3,780 Furniture, fixtures and equipment, net 28,842 29,410 Lease right-of-use assets, net 65,636 64,270 Investments 503,789 533,263 Deferred income taxes 245,046 246,089 Other assets 28,162 26,409 Assets of consolidated variable interest entities: Cash and cash equivalents 36 144 Investments held in trust 276,016 276,083 Investments 10,036 33,776 Other assets 623 475 Total assets $1,294,946 $1,352,304 Liabilities, redeemable non-controlling interests and equity Accounts payable $2,827 $3,570 Accrued compensation and benefits 20,117 36,924 Accrued members' distributions 27,119 10,754 Accrued dividend 12,947 14,800 Debt 171,326 220,885 Payable to related parties pursuant to tax receivable agreement 180,536 180,536 Lease liabilities 82,244 80,433 Other liabilities (includes $13,818 and $12,931 at fair value) 47,669 26,786 Liabilities of consolidated variable interest entities: Other liabilities 12,675 10,642 Total liabilities 557,460 585,330 Redeemable non-controlling interests 276,000 276,000 Total equity 461,486 490,974 Total liabilities, redeemable non-controlling interests and equity $1,294,946 $1,352,304

19Hamilton Lane l Global Leader in the Private Markets Condensed Consolidated Statements of Cash Flows (Unaudited) Three Months Ended June 30, (Dollars in thousands) 2021 2022 Operating activities Net income $44,681 $56,126 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,378 1,764 Change in deferred income taxes 7,960 (1,043) Change in payable to related parties pursuant to tax receivable agreement (539) — Equity-based compensation 2,341 1,897 Equity in (income) loss of investees (20,049) 625 Fair value adjustment of other investments (3,455) (4,344) Proceeds received from investments 3,381 3,343 Non-cash lease expense 3,522 1,374 Other (849) 14 Changes in operating assets and liabilities (8,126) 3,880 Consolidated variable interest entities related 2,144 (2,684) Net cash provided by operating activities $32,389 $60,952 Investing activities Purchase of furniture, fixtures and equipment (4,535) (1,707) Purchase of other investments (298) (20,236) Cash paid for acquisition of business (10,096) (1,500) Distribution from investment valued under the measurement alternative 12,739 — Distributions received from investments 13,281 2,227 Contributions to investments (15,522) (35,237) Net cash used in investing activities $(4,431) $(56,453) Financing activities Borrowings of debt — 25,000 Repayments of debt (469) (457) Draw-down on revolver — 25,000 Repayment of revolver (15,000) — Repurchase of Class A shares for employee tax withholding (68) — Proceeds received from issuance of shares under Employee Share Purchase Plan 397 485 Dividends paid (11,201) (12,947) Members' distributions paid (15,809) (30,485) Other (74) — Consolidated variable interest entities related 137 (100) Net cash (used in) provided by financing activities $(42,087) $6,496 (Decrease) increase in cash, cash equivalents, and restricted cash (14,129) 10,995 Cash, cash equivalents, and restricted cash at beginning of the period 90,377 76,197 Cash, cash equivalents, and restricted cash at end of the period $76,248 $87,192

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)	Year Ended March 31, 2017	Year Ended March 31, 2022	Three Months Ended June 30, 2021	Three Months Ended March 31, 2022	Three Months Ended June 30, 2022
Net income attributable to Hamilton Lane Incorporated	**$612**	**$145,986**	**$28,168**	**$13,825**	**$33,484**
Income attributable to non-controlling interests in general partnerships	1,192	376	213	209	308
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	72,634	96,548	19,296	19,699	20,168
Income (loss) attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	–	4,343	(2,996)	3,824	2,166
Incentive fees	(7,146)	(53,691)	(5,111)	(16,325)	(49,563)
Incentive fee related compensation[1]	3,283	25,395	2,383	7,710	23,541
SPAC related general, administrative and other expenses	–	1,176	359	308	276
Non-operating income related compensation	–	1,810	–	20	–
Interest income	(320)	(500)	(423)	(12)	(168)
Interest expense	14,565	4,638	1,165	1,146	1,495
Income tax expense	316	66,423	11,964	28,908	11,488
Equity in income of investees	(12,801)	(79,296)	(20,278)	(18,945)	(107)
Non-operating income	(83)	(68,954)	(1,359)	(2,387)	(6,309)
Fee Related Earnings	**$72,252**	**$144,254**	**$33,381**	**$37,980**	**$36,779**
Depreciation and amortization	1,915	5,495	1,378	1,751	1,764
Equity-based compensation	4,681	7,404	2,341	1,698	1,897
Incentive fees	7,146	53,691	5,111	16,325	49,563
Incentive fees attributable to non-controlling interests	–	(228)	(95)	(94)	(3)
Incentive fee related compensation[1]	(3,283)	(25,395)	(2,383)	(7,710)	(23,541)
Non-operating income related compensation	–	(1,810)	–	(20)	–
Interest income	320	500	423	12	168
Adjusted EBITDA	**$83,031**	**$183,911**	**$40,156**	**$49,942**	**$66,627**
Non-GAAP earnings per share reconciliation					
Net income attributable to Hamilton Lane Incorporated			**$28,168**	**$13,825**	**$33,484**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			19,296	19,699	20,168
Income tax expense			11,964	28,908	11,488
Adjusted pre-tax net income			**59,428**	**62,432**	**65,140**
Adjusted income taxes[2]			(14,144)	(14,859)	(15,568)
Adjusted net income			**$45,284**	**$47,573**	**$49,572**
Weighted-average shares of Class A common stock outstanding - diluted			36,128,994	37,035,108	53,706,941
Exchange of Class B and Class C units in HLA[3]			17,553,234	16,675,834	–
Adjusted shares outstanding			**53,682,228**	**53,710,942**	**53,706,941**
Non-GAAP earnings per share			**$0.84**	**$0.89**	**$0.92**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.9% and 23.8% for the three month periods ended June 30, 2022 and 2021, respectively, applied to adjusted pre-tax net income. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. The 23.8% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.8%.
3 Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement. For the three months ended June 30, 2022, the full exchange of Class B and Class C units is already included within the GAAP Weighted-average shares of Class A common stock outstanding - diluted.

Hamilton Lane I Global Leader in the Private Markets

20

21Hamilton Lane l Global Leader in the Private Markets Terms Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA.

22Hamilton Lane l Global Leader in the Private Markets Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with pursuing new lines of business or entering into strategic partnerships; our ability to anticipate, identify and manage risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from HLA to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of August 2, 2022